SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 28, 2005
                             AMERICAN SKIING COMPANY

             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-13057                  04-3373730
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


       136 HEBER AVENUE, SUITE 303
             PARK CITY, UTAH                               84060
  ----------------------------------------           -----------------
  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (435) 615-0340

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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      Item 1.01. Entry into a Material Definitive Agreement

         On April 28, 2005, the Company's subsidiary, Grand Summit Resort Properties, Inc. (Grand Summit), entered into a Waiver Letter (Letter Agreement) amending the Loan and Security Agreement (LSA), dated as of September 1, 1998, among Grand Summit, Textron Financial Corporation, as administrative agent and the lenders parties thereto.


         The Letter Agreement generally waives any default arising from Grand Summit's failure under the LSA to reduce the outstanding principal balance of the LSA to not more than $14,000,000 as of March 31, 2005. No separate cash consideration was paid by Grand Summit in exchange for the waiver under the Letter Agreement.


      Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.



Description of Exhibit                                               Exhibit No.

Waiver Letter dated as of April 28, 2005 to Loan and Security           10.1
Agreement dated as of September 1, 1998 among Grand Summit
Resort Properties, Inc., the Lenders named therein, and Textron
Financial Corporation as administrative agent.





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: April 29, 2005
                                          AMERICAN SKIING COMPANY


                                          By:    /s/ Foster A. Stewart, Jr.
                                                 ----------------------------
                                          Name:  Foster A. Stewart, Jr.
                                          Title: Senior Vice President and
                                                 General Counsel



                                  Exhibit Index




Description of Exhibit                                               Exhibit No.

Waiver Agreement dated as of April 28, 2005 to Loan and Security        10.1
Agreement dated as of September 1, 1998 among Grand Summit Resort
Properties, Inc., the Lenders named therein, and Textron
Financial Corporation as administrative agent.